Virtus AllianzGI Technology Fund,

a series of Virtus Investment Trust

Supplement dated March 30, 2022, to the Summary Prospectus, the Virtus Investment Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated October 28, 2021

IMPORTANT NOTICE TO INVESTORS

Allianz Global Investors U.S. LLC (“AllianzGI”) has announced that Walter Price and Huachen Chen, portfolio managers for the Virtus AllianzGI Technology Fund (the “Fund”), are expected to retire effective December 31, 2022. As of the date of this supplement, it is expected that Erik Swords and Justin Sumner will be appointed as portfolio managers of the Fund on June 1, 2022, at which time the prospectuses and SAI will be amended appropriately.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VIT 8061/AGI Technology Fund PM Announcement (3/2022)